UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ( )
Filed by a Party other than the Registrant (X)

Check the appropriate box:

( )  Preliminary Proxy Statement     ( )  Confidential for Use of
                                          the Commission Only (as
( )  Definitive Proxy Statement           permitted by Rule
                                          14a-6(e)(2))
(x)  Definitive Additional Materials
( )  Soliciting Material Pursuant to (Section)240.14a-11(c) or
     (Section)240.14a-12

_______________Novametrix Medical systems, Inc.________________________________


         (Name of Registrant as Specified In Its Charter)

_________Paul A. Cote on behalf of Novametrix 13D Shareholders Group_________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
( )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2)
     or item 22(a)(2) of Schedule 14A.
( ) $500 per each party to the contoversy pursuant to Exchange Act Rule 14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction
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   2) Aggregate number of securities to which transaction applies:

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   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   4) Proposed maximum aggregate value of transaction:

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   5) Total fee paid:

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   DEFINITIVE PROXY STATEMENT